Exhibit 21
Dominion Energy, Inc.
Subsidiaries of the Registrant
As of December 31, 2024

Name	Jurisdiction of Incorporation	Name Under Which Business is Conducted
96WI 8ME LLC	Delaware	96WI 8ME LLC
Align RNG Arizona, LLC	Delaware	Align RNG Arizona, LLC
Align RNG Arizona-Snowflake, LLC	Delaware	Align RNG Arizona-Snowflake, LLC
Align RNG California, LLC	Delaware	Align RNG California, LLC
Align RNG California-Corcoran, LLC	Delaware	Align RNG California-Corcoran, LLC
Align RNG Grady Road, LLC	Delaware	Align RNG Grady Road, LLC
Align RNG Magnolia, LLC	Delaware	Align RNG Magnolia, LLC
Align RNG North Carolina, LLC	Delaware	Align RNG North Carolina, LLC Align Renewable Natural Gas
Align RNG North Carolina-Bowdens, LLC	Delaware	Align RNG North Carolina-Bowdens, LLC
Align RNG Utah, LLC	Delaware	Align RNG Utah, LLC Align Renewable Natural Gas
Align RNG Utah-Milford, LLC	Delaware	Align RNG Utah-Milford, LLC
Align RNG Utah-Minersville, LLC	Delaware	Align RNG Utah-Minersville, LLC
Align RNG Virginia, LLC	Delaware	Align RNG Virginia, LLC Align Renewable Natural Gas
Align RNG Virginia-Waverly, LLC	Delaware	Align RNG Virginia-Waverly, LLC
Align RNG, LLC	Delaware	Align RNG, LLC
Atlanta Farms Solar Project, LLC	Delaware	Atlanta Farms Solar Project, LLC
Atlantic Coast Pipeline, LLC	Delaware	Atlantic Coast Pipeline, LLC
Bellflower Holdings, LLC	North Carolina	Bellflower Holdings, LLC
Blackville Solar Farm, LLC	South Carolina	Blackville Solar Farm, LLC
Blue Ocean Energy Marine, LLC	Virginia	Blue Ocean Energy Marine, LLC
BOE Holdings, Inc.	Virginia	BOE Holdings, Inc.
BrightSuite Home, LLC	Virginia	BrightSuite Home, LLC
Buckeye Plains Solar Project, LLC	Delaware	Buckeye Plains Solar Project, LLC
Buckingham Solar I LLC	Delaware	Buckingham Solar I LLC
CEA Americus, LLC	Delaware	CEA Americus, LLC
CEA Clovis, LLC	Delaware	CEA Clovis, LLC
CEA CO-Fort Morgan, LLC	Delaware	CEA CO-Fort Morgan, LLC
CEA Dairy RNG Arizona, LLC	Delaware	CEA Dairy RNG Arizona, LLC
CEA Dairy RNG Colorado 2024, LLC	Delaware	CEA Dairy RNG Colorado 2024, LLC
CEA Dairy RNG Colorado 2025, LLC	Delaware	CEA Dairy RNG Colorado 2025, LLC
CEA Dairy RNG Colorado, LLC	Delaware	CEA Dairy RNG Colorado, LLC
CEA Dairy RNG Georgia 2025, LLC	Delaware	CEA Dairy RNG Georgia 2025, LLC
CEA Dairy RNG Georgia, LLC	Delaware	CEA Dairy RNG Georgia, LLC
CEA Dairy RNG Idaho 2025, LLC	Delaware	CEA Dairy RNG Idaho 2025, LLC
CEA Dairy RNG Idaho, LLC	Delaware	CEA Dairy RNG Idaho, LLC
CEA Dairy RNG Kansas, LLC	Delaware	CEA Dairy RNG Kansas, LLC
CEA Dairy RNG Nevada, LLC	Delaware	CEA Dairy RNG Nevada, LLC
CEA Dairy RNG New Mexico, LLC	Delaware	CEA Dairy RNG New Mexico, LLC
CEA Dairy RNG Texas, LLC	Delaware	CEA Dairy RNG Texas, LLC
CEA Greely, LLC	Delaware	CEA Greely, LLC
CEA Mason, LLC	Delaware	CEA Mason, LLC
CEA TX-Dimmitt, LLC	Delaware	CEA TX-Dimmitt, LLC
Chicory Holdings, LLC	North Carolina	Chicory Holdings, LLC
Clean Energy 2023 Holdings, LLC	Delaware	Clean Energy 2023 Holdings, LLC
Clean Energy 2024 Holdings, LLC	Delaware	Clean Energy 2024 Holdings, LLC
Clean Energy 2025 Holdings, LLC	Delaware	Clean Energy 2025 Holdings, LLC
Clean Energy Asset USA I, Inc.	Delaware	Clean Energy Asset USA I, Inc.
Clean Energy Asset USA II, Inc.	Delaware	Clean Energy Asset USA II, Inc.
Clean Energy Asset USA LLC	Delaware	Clean Energy Asset USA LLC
Clearsky Power & Technology Fund I, LLC	Delaware	Clearsky Power & Technology Fund I, LLC

Clipperton Holdings LLC	North Carolina	Clipperton Holdings LLC
CNG Coal Company	Delaware	CNG Coal Company
CNG Power Services Corporation	Delaware	CNG Power Services Corporation
Correctional Solar LLC	Delaware	Correctional Solar LLC
Dairy RNG Holdings, LLC	Delaware	Dairy RNG Holdings, LLC
DE 700 Canal Place, LLC	Virginia	DE 700 Canal Place, LLC
DE Arlington Solar, LLC	Virginia	DE Arlington Solar, LLC
DE Chesterfield Solar, LLC	Virginia	DE Chesterfield Solar, LLC
DE Fluvanna Solar, LLC	Virginia	DE Fluvanna Solar, LLC
DE Hanover Solar, LLC	Virginia	DE Hanover Solar, LLC
DE Henrico Solar, LLC	Virginia	DE Henrico Solar, LLC
DE King William Solar, LLC	Virginia	DE King William Solar, LLC
DE Louisa Solar, LLC	Virginia	DE Louisa Solar, LLC
DE Newport News Solar, LLC	Virginia	DE Newport News Solar, LLC
DE Powhatan Solar, LLC	Virginia	DE Powhatan Solar, LLC
DE Solutions Home, Inc.	Virginia	DE Solutions Home, Inc.
DE Solutions Solar CT, Inc.	Virginia	DE Solutions Solar CT, Inc.
DE Solutions Solar Development, LLC	Virginia	DE Solutions Solar Development, LLC
DE Solutions Solar SC, Inc.	Virginia	DE Solutions Solar SC, Inc.
DE Solutions Solar VA, Inc.	Virginia	DE Solutions Solar VA, Inc.
DE Virginia Beach Solar, LLC	Virginia	DE Virginia Beach Solar, LLC
DECP Holdings, Inc.	Virginia	DECP Holdings, Inc.
Denmark Solar, LLC	South Carolina	Denmark Solar, LLC
Dominion ACP Holding, Inc.	Virginia	Dominion ACP Holding, Inc.
Dominion Alternative Energy Holdings, Inc.	Virginia	Dominion Alternative Energy Holdings, Inc.
Dominion Atlantic Coast Pipeline, LLC	Virginia	Dominion Atlantic Coast Pipeline, LLC
Dominion Capital, Inc.	Virginia	Dominion Capital, Inc.
Dominion Cogen WV, Inc.	Virginia	Dominion Cogen WV, Inc.
Dominion Energy Fuel Services, Inc.	Virginia	Dominion Energy Fuel Services, Inc.
Dominion Energy Generation Marketing, Inc.	Delaware	Dominion Energy Generation Marketing, Inc.
Dominion Energy Marketplace, LLC	Virginia	Dominion Energy Marketplace, LLC
Dominion Energy Nuclear Connecticut, Inc.	Delaware	Dominion Energy Nuclear Connecticut, Inc.
Dominion Energy Payroll Company, Inc.	Virginia	Dominion Energy Payroll Company, Inc.
Dominion Energy RNG Holdings II, Inc.	Delaware	Dominion Energy RNG Holdings II, Inc.
Dominion Energy RNG Holdings, Inc.	Virginia	Dominion Energy RNG Holdings, Inc.
Dominion Energy Services, Inc.	Virginia	Dominion Energy Services, Inc.
Dominion Energy Solar CA, LLC	Delaware	Dominion Energy Solar CA, LLC
Dominion Energy Solutions I, Inc.	Virginia	Dominion Energy Solutions I, Inc.
Dominion Energy South Carolina, Inc.	South Carolina	Dominion Energy South Carolina, Inc.
Dominion Energy Southeast Services, Inc.	South Carolina	Dominion Energy Southeast Services, Inc.
Dominion Energy Technical Solutions, Inc.	Virginia	Dominion Energy Technical Solutions, Inc.
Dominion Energy Technologies II, Inc.	Virginia	Dominion Energy Technologies II, Inc.
Dominion Energy Technologies, Inc.	Virginia	Dominion Energy Technologies, Inc.
Dominion Energy Terminal Company, Inc.	Virginia	Dominion Energy Terminal Company, Inc.
Dominion Energy, Inc.	Virginia	Dominion Energy, Inc.
Dominion Equipment III, Inc.	Delaware	Dominion Equipment III, Inc.
Dominion Equipment, Inc.	Virginia	Dominion Equipment, Inc.
Dominion Fairless Hills, Inc.	Delaware	Dominion Fairless Hills, Inc.
Dominion Fowler Ridge Wind, LLC	Virginia	Dominion Fowler Ridge Wind, LLC
Dominion Generation, Inc.	Virginia	Dominion Generation, Inc.
Dominion Greenbrier, Inc.	Virginia	Dominion Greenbrier, Inc.
Dominion High Voltage Holdings, Inc.	Virginia	Dominion High Voltage Holdings, Inc.
Dominion High Voltage MidAtlantic, Inc.	Virginia	Dominion High Voltage MidAtlantic, Inc.
Dominion Investments, Inc.	Virginia	Dominion Investments, Inc.
Dominion Keystone Pipeline Holdings, Inc.	Delaware	Dominion Keystone Pipeline Holdings, Inc.
Dominion Keystone Pipeline, LLC	Delaware	Dominion Keystone Pipeline, LLC
Dominion MLP Holding Company III, Inc.	Virginia	Dominion MLP Holding Company III, Inc.
Dominion Mt. Storm Wind, LLC	Virginia	Dominion Mt. Storm Wind, LLC
Dominion Nuclear Projects, Inc.	Virginia	Dominion Nuclear Projects, Inc.

Dominion Oklahoma Texas Exploration & Production, Inc.	Delaware	Dominion Oklahoma Texas Exploration & Production, Inc.
Dominion Person, Inc.	Delaware	Dominion Person, Inc.
Dominion Privatization Florida, LLC	Virginia	Dominion Privatization Florida, LLC
Dominion Privatization Georgia, LLC	Virginia	Dominion Privatization Georgia, LLC
Dominion Privatization Holdings, Inc.	Virginia	Dominion Privatization Holdings, Inc.
Dominion Privatization Kentucky, LLC	Virginia	Dominion Privatization Kentucky, LLC
Dominion Privatization Maryland, LLC	Virginia	Dominion Privatization Maryland, LLC
Dominion Privatization Pennsylvania, LLC	Virginia	Dominion Privatization Pennsylvania, LLC
Dominion Privatization South Carolina, LLC	Virginia	Dominion Privatization South Carolina, LLC
Dominion Privatization Texas, LLC	Virginia	Dominion Privatization Texas, LLC
Dominion Privatization Virginia, LLC	Virginia	Dominion Privatization Virginia, LLC
Dominion Products and Services, Inc.	Delaware	Dominion Products and Services, Inc. Dominion Energy Solutions
Dominion Projects Services, Inc.	Virginia	Dominion Projects Services, Inc.
Dominion Resources Capital Trust III	Delaware	Dominion Resources Capital Trust III
Dominion Retail Gas Holdings, Inc.	Virginia	Dominion Retail Gas Holdings, Inc.
Dominion Solar Holdings IV, LLC	Virginia	Dominion Solar Holdings IV, LLC
Dominion Solar Projects C, Inc.	Virginia	Dominion Solar Projects C, Inc.
Dominion Solar Projects D, Inc.	Virginia	Dominion Solar Projects D, Inc.
Dominion Solar Projects III, Inc.	Virginia	Dominion Solar Projects III, Inc.
Dominion Solar Projects IV, Inc.	Virginia	Dominion Solar Projects IV, Inc.
Dominion Solar Projects V, Inc.	Virginia	Dominion Solar Projects V, Inc.
Dominion Solar Projects VI, Inc.	Virginia	Dominion Solar Projects VI, Inc.
Dominion Solar Projects VII, Inc.	Virginia	Dominion Solar Projects VII, Inc.
Dominion Solar Services, Inc.	Virginia	Dominion Solar Services, Inc.
Dominion State Line, LLC	Delaware	Dominion State Line, LLC
Dominion Utility Privatization, LLC	Delaware	Dominion Utility Privatization, LLC
Dominion Voltage, Inc.	Virginia	Dominion Voltage, Inc. DVI
Dominion Wholesale, Inc.	Virginia	Dominion Wholesale, Inc.
Dominion Wind Development, LLC	Virginia	Dominion Wind Development, LLC
Dominion Wind Projects, Inc.	Virginia	Dominion Wind Projects, Inc.
Eagle Holdco Solar, LLC	Virginia	Eagle Holdco Solar, LLC
Eagle Solar, LLC	Virginia	Eagle Solar, LLC
Eastern Shore Solar LLC	Delaware	Eastern Shore Solar LLC
ESCT-SA-Suffield, LLC	Connecticut	ESCT-SA-Suffield, LLC
Foxhound Solar, LLC	Delaware	Foxhound Solar, LLC
Fremont Farm, LLC	North Carolina	Fremont Farm, LLC
Greenbrier Marketing Company, LLC	Delaware	Greenbrier Marketing Company, LLC
Greenbrier Pipeline Company, LLC	Delaware	Greenbrier Pipeline Company, LLC
Greensville County Solar Project, LLC	Delaware	Greensville County Solar Project, LLC
Hardin Solar Energy LLC	Delaware	Hardin Solar Energy LLC
Hecate Energy Cherrydale LLC	Delaware	Hecate Energy Cherrydale LLC
Hecate Energy Clarke County LLC	Delaware	Hecate Energy Clarke County LLC
Innovative Solar 37, LLC	North Carolina	Innovative Solar 37, LLC
Moffett Solar 1, LLC	Delaware	Moffett Solar 1, LLC
Moorings Farm 2, LLC	North Carolina	Moorings Farm 2, LLC
Mustang Solar, LLC	North Carolina	Mustang Solar, LLC
OSW Project LLC	Virginia	OSW Project LLC
Pickaway County Solar Project, LLC	Delaware	Pickaway County Solar Project, LLC
Pikeville Farm, LLC	North Carolina	Pikeville Farm, LLC
Prairie Fork Wind Farm, LLC	Virginia	Prairie Fork Wind Farm, LLC
RePower South, LLC	South Carolina	RePower South, LLC
Ridgeland Solar Farm I, LLC	Delaware	Ridgeland Solar Farm I, LLC
SCANA Corporate Security Services, Inc.	South Carolina	SCANA Corporate Security Services, Inc.
SCANA Corporation	South Carolina	SCANA Corporation
Scott-II Solar LLC	Delaware	Scott-II Solar LLC
Seabrook Solar, LLC	Delaware	Seabrook Solar, LLC
Siler Solar, LLC	North Carolina	Siler Solar, LLC

South Carolina Fuel Company, Inc.	South Carolina	South Carolina Fuel Company, Inc.
South Carolina Generating Company, Inc.	South Carolina	South Carolina Generating Company, Inc.
Southampton Solar LLC	Delaware	Southampton Solar LLC
SRFI, LLC	South Carolina	SRFI, LLC
Summit Farms Solar, LLC	North Carolina	Summit Farms Solar, LLC
Sussex Drive Solar Project, LLC	Delaware	Sussex Drive Solar Project, LLC
Trask East Solar, LLC	South Carolina	Trask East Solar, LLC
Tredegar Solar, LLC	Virginia	Tredegar Solar, LLC
TWE Myrtle Solar Project, LLC	Delaware	TWE Myrtle Solar Project, LLC
Virginia Electric and Power Company	Virginia	Virginia Electric and Power Company Dominion Energy Virginia Dominion Energy North Carolina
Virginia Power Fuel Corporation	Virginia	Virginia Power Fuel Corporation
Virginia Power Fuel Securitization, LLC	Delaware	Virginia Power Fuel Securitization, LLC
Virginia Power Nuclear Services Company	Virginia	Virginia Power Nuclear Services Company
Virginia Power Services Energy Corp., Inc.	Virginia	Virginia Power Services Energy Corp., Inc.
Virginia Power Services, LLC	Virginia	Virginia Power Services, LLC
Virginia Solar 2017 Projects LLC	Delaware	Virginia Solar 2017 Projects LLC
VP Property, Inc.	Virginia	VP Property, Inc.
Wakefield Solar, LLC	North Carolina	Wakefield Solar, LLC
Wilkinson Solar LLC	Delaware	Wilkinson Solar LLC
Yemassee Solar, LLC	South Carolina	Yemassee Solar, LLC